UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2005
Coinmach Service Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32359	20-0809839

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Sunnyside Boulevard Suite 70, Plainview, New York	11803

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (516) 349-8555
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01 Other Events
On January 17, 2006, Coinmach Service Corp., a Delaware corporation (the “Company”), issued a press release announcing the amendment and supplement of certain terms and conditions of its offer (the “Tender Offer”) to purchase for cash all of its outstanding 11% Senior Secured Notes due 2024. The Tender Offer commenced on January 5, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits
          *99.1 Press Release dated January 17, 2006, of Coinmach Service Corp., announcing the Amendment and Supplement to Cash Tender Offer for Outstanding Debt Securities.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.
Date: January 17, 2006	By:	/s/ Robert M. Doyle
Robert M. Doyle
Chief Financial Officer, Senior Vice President, Secretary and Treasurer